SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TCW CONVERTIBLE SECURITIES FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, September 29, 2005

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the “Fund”) will be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, on Thursday, September 29, 2005 at 9:00 A.M., Pacific Daylight Time.

At the meeting you will hear a report on our business and vote on a number of important matters, including proposed amendments to the Fund’s investment objectives and policies. Designed primarily to provide the Fund’s managers with greater flexibility for generating investment income, these proposed changes are part of the Board’s ongoing efforts to attempt to reduce the Fund’s discount to net asset value and enhance long-term shareholder value. Specifically, the purposes of the meeting are:

1.	Election of eight Directors to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

2.	Amendment of the Fund’s investment restriction regarding borrowing and issuing senior securities;

3.	Amendment of the Fund’s investment objective and policies to expand the types of securities in which the Fund may invest;

4.	Amendment to the Fund’s investment restriction and investment policy regarding call options to increase the percentage of the Fund’s assets upon which the Fund may purchase or sell call options;

5.	Amendment to the Fund’s investment management agreement to provide that fees paid under that agreement will be based on all managed assets;

6.	Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

July 22, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

July 25, 2005

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the “Fund”) in connection with the annual meeting of shareholders to be held on Thursday, September 29, 2005 at 9:00 A.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”), The Bank of New York (the Fund’s transfer agent) or Georgeson Shareholder Communications, Inc. (“GS”), a proxy solicitation firm that has been retained by the Fund. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. The Fund will pay GS a fee of approximately $7,500, plus reimbursement for out-of-pocket expenses. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about July 29, 2005.

The Fund’s Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on July 22, 2005, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At July 22, 2005, 47,609,979 shares of Common Stock were outstanding and entitled to be voted. The Fund’s Common Stock does not have cumulative voting rights. At July 22, 2005, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

1. ELECTION OF THE BOARD OF DIRECTORS

At the meeting, eight Directors are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The Board of Directors of the Fund (the “Board of Directors” or the “Board”), including the Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of the Fund’s Nominating Committee which is comprised solely of Directors who are not “interested persons” of the Fund (“Independent Directors”), have nominated Messrs. Bell, Call, Fong, Gavin, Haden, Parker, Ellison and Sims to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The following schedule sets forth certain information regarding each nominee for election as Director.

Independent Directors

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen*	Other Directorships held by Director
Samuel P. Bell (68) c/o Paul, Hastings, Janofsky & Walker LLP, Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071 Director	Term: Until 2005. Served since 2002	Private Investor. Former President, Los Angeles Business Advisors since 1996. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young for the Pacific Southwest Area.	26	Point 360 (post production services), Broadway National Bank (banking), TCW Galileo Funds, Inc. (mutual fund with 25 series).

Richard W. Call (80) c/o Paul, Hastings, Janofsky & Walker LLP, Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071 Director	Term: Until 2005. Served since 1987	Private Investor. Former President of The Seaver Institute (a private foundation).	26	TCW Galileo Funds, Inc. (mutual fund with 25 series).

Matthew K. Fong (51) c/o Strategic Advisory Group 13191 Crossroad Parkway North City of Industry, CA 91746 Director	Term: Until 2005. Served since 2001	President, Strategic Advisory Group; Of Counsel, Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	26	Seismic Warning Systems, Inc., Viata Inc. (home entertainment products), Zero Stage Capital (private equity partnership), TCW Galileo Funds, Inc. (mutual fund with 25 series).

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen*	Other Directorships held by Director
John A. Gavin (74) c/o Paul, Hastings, Janofsky & Walker LLP, Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071 Director	Term: Until 2005. Served since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm).	26	Causeway Capital (investment adviser), TCW Galileo Funds, Inc. (mutual fund with 25 series), and Hotchkis and Wiley Funds (mutual fund with 5 series).

Patrick C. Haden (52) 300 South Grand Avenue Los Angeles, CA 90071 Chairman of the Board	Term: Until 2005. Served since 2001	General Partner, Riordan, Lewis & Haden (private equity firm).	26	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Galileo Funds, Inc. (mutual fund with 25 series).

Charles A. Parker (70) c/o Paul, Hastings, Janofsky & Walker LLP, Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071 Director	Term: Until 2005. Served since 1988	Private Investor	26	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Priced (University of Colorado), Amerindo Funds (mutual fund with 1 series), and TCW Galileo Funds, Inc. (mutual fund with 25 series).

*	“Fund complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

Interested Directors*

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships held by Director
Ernest O. Ellison (74) 865 S. Figueroa Street Los Angeles, CA 90017 Director	Term: Until 2005. Served since 1987	Vice Chairman of the Board, Trust Company of the West and The TCW Group, Inc.	1	Director, The TCW Group, Inc.

Robert G. Sims (74) 16855 West Bernardo Drive, Suite 250 San Diego, CA 92127 Director	Term: Until 2005. Served since 1991	Private Investor.	1	Director, The TCW Group, Inc.

*	Directors who are or may be deemed to be “interested persons” of the Fund as defined in the 1940 Act. Mr. Ellison is a shareholder and director of The TCW Group, Inc., parent corporation of the Adviser. Mr. Sims is a director of The TCW Group, Inc.
**	“Fund complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for Director withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Directors may designate.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the nominees under Proposal 1. Unmarked proxies will be so voted.

2. APPROVAL OF AMENDMENT OF THE FUND’S INVESTMENT RESTRICTION REGARDING BORROWING AND ISSUING SENIOR SECURITIES

The 1940 Act requires that the Fund state its policy regarding borrowing activities and its issuance of senior securities. Such policy must be a fundamental policy of the Fund that can only be changed upon approval of the Board and the Fund’s shareholders. The Fund currently has a fundamental investment policy which significantly restricts its ability to borrow money or issue senior securities. The Board proposes that the Fund’s investment policy with respect to borrowing and issuing senior securities be amended to increase the Fund’s ability to engage in such activities. The Fund’s fundamental policy on borrowing and issuing senior securities may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Amendment of this policy will enable the Fund to apply leverage in the Adviser’s judgment to attempt to increase potential investment returns.

The current investment restriction of the Fund with respect to borrowing and the issuance of senior securities provides:

The Fund will not:

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5. Borrow money or issue senior securities (as defined in the Investment Company Act of 1940), except that the Fund may borrow in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency purposes or for the purpose of financing repurchase of its shares. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

It is proposed that this investment restriction be amended to provide:

The Fund will not:

*******

5. Borrow money or issue senior securities (as defined in the Investment Company Act of 1940), except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

A discussion of this proposal follows.

Borrowing

The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders. Under the 1940 Act, a closed-end fund (such as the Fund) may engage in borrowings (not limited to borrowings from banks) if immediately after such borrowings, the aggregate amount of such borrowings is not more than 33 1/3% of its total assets (or lesser amounts, depending on the form of borrowing). Closed-end funds typically enter into line of credit agreements with banks or issue a class of preferred stock or other debt obligations in order to invest the borrowings in securities that are expected to yield a higher return than the cost of borrowing.

Effect of Amending the Current Restriction

The Fund’s current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow (1) for temporary or emergency purposes or (2) to finance the repurchase of its shares, in either case in amounts up to 5% of its total assets (not including the amount borrowed).

The proposed investment restriction would permit the borrowing of money, to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC, which would permit borrowing for both temporary or emergency purposes and for investment purposes. The Fund’s current policy imposes a more restrictive limit on borrowings than is required under current regulations and SEC staff guidance. Accordingly, amending this investment restriction as proposed would enable the Fund to borrow money if the Adviser determines that such borrowing is in the best interests of the Fund and its shareholders. As a general matter, Section 18 of the 1940 Act limits a fund’s borrowings to not more than 33 1/3% of the fund’s total assets less all liabilities and indebtedness not represented by borrowing for investment purposes and other senior securities, which would provide the Fund with greater flexibility than the current restriction. If this proposed fundamental policy is approved, the Fund would be permitted to borrow for leveraging purposes, which means that the Fund would be able to use borrowed money to increase its investments in securities. As a result, the Fund would be subject, to a greater degree, to the risks associated with borrowing, as described below.

In addition to borrowing, the amended policy would permit the Fund to issue senior securities such as a class of preferred stock, although there is no current intention for the Fund to issue preferred stock. A closed-end fund is required to maintain a 300% asset coverage on senior securities after deducting for any dividend, distribution or repurchase of its shares, except that only a 200% asset coverage is needed on preferred stock of the fund after deducting for dividends paid. The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except that collateral or escrow arrangements with respect to margin for futures contracts and the purchase of futures contracts are not deemed to be the issuance of a senior security.

The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions. Moreover, if this proposal is approved, the Fund will be able to issue preferred stock subject to shareholder approval of an amendment of the Fund’s Articles of

Incorporation, although it has no present intention to do so. To the extent the Fund does engage in issuance of preferred stock and other senior securities in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility, as more fully described below.

As of the date of this proxy statement, the Adviser has not proposed any plan to engage in borrowing activity. Should this proposal be approved by shareholders, any recommendation by the Adviser to engage in borrowing activity would be subject to consideration and approval by the Board of Directors.

Risks

Borrowing for investment purposes is a form of leverage. Because borrowing would subject the Fund to additional costs, the Fund would only borrow when the Adviser believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund’s expected return on its investment. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund’s entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved, resulting in a loss to the Fund. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

Because the investment risk associated with investment assets purchased with funds obtained through leveraging would be borne solely by the holders of the Fund’s common shares, adverse movements in the price of the Fund’s portfolio holdings would have a more severe effect on the Fund’s net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund’s net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage. Further, all expenses associated with borrowing, such as interest expenses and transaction costs, will be borne solely by the holders of the Fund’s common stock.

Also, if the asset coverage for borrowings or other senior securities of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. If the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

The Fund’s willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be employed or will be successful during any period in which it is employed. If Proposal 5 is approved by shareholders, the Adviser would have an incentive to utilize leverage because the use of leverage would increase the fee paid by the Fund to the Adviser.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the amendment of the investment restriction regarding borrowing and issuing senior securities as provided under Proposal 2. Unmarked proxies will be so voted.

3. AMENDMENT OF THE FUND’S INVESTMENT OBJECTIVE AND POLICIES TO EXPAND THE TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund’s current investment objective is to seek total investment return comprised of current income and capital appreciation through investment principally in convertible securities and use of certain other investment techniques. The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in convertible securities. The Fund’s investment objective and fundamental policies may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

In addition to the Fund’s objective and fundamental policy, the SEC has adopted a rule under the 1940 Act requiring funds with names suggesting a particular investment focus to adopt a policy to invest at least 80% of the fund’s assets in investments suggested by its name. In order to comply with this rule, the Fund has adopted a non-fundamental policy that, so long as the name of the Fund refers to convertible securities, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. This non-fundamental investment policy may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. Accordingly, if shareholders approve the amendment to the Fund’s investment objective, the Board of Directors of the Fund will have the discretion to change the name of the Fund to eliminate reference to convertible securities upon 60 days’ notice to shareholders.

At a meeting of the Board of Directors held on July 1, 2005, the Adviser proposed that the Fund’s investment objective and policies be amended to broaden the investment mandate of the Fund. The Adviser reported that, given the Adviser’s expertise with respect to multiple asset classes for other funds that it manages, it would be in the best interest of the Fund to expand the types of securities in which the Fund may invest. This policy change will allow the Fund more flexibility in investing in securities with income-generating potential, other than convertible securities, subject to a decision by the Board to change the name of the Fund. Accordingly, the Adviser proposed that the investment objective and policies of the Fund be amended to eliminate its investment focus on convertible securities, and to include new classes of securities in which the Fund may invest.

This policy amendment is designed to enable the Fund’s shareholders to benefit from the TCW Group’s extensive investment capabilities. Companies within the TCW Group currently manage approximately $100 billion of marketable securities, split about evenly between fixed income and equity securities, for many of the nation’s largest public and private pension plans, as well as for foundations, endowments, high net worth individuals and mutual fund investors. With over 160 investment professionals, the TCW Group has specialist investment teams dedicated to investment grade and below investment grade fixed income securities as well as a number of equity-based strategies.

This policy amendment will allow the Fund to capitalize on this expertise for the benefit of shareholders by permitting investment to a greater degree in other types of income producing securities beyond the current aggregate 20% of assets restriction currently applicable to such securities, subject to the Fund changing its name. Such other securities may include, but are not limited to, dividend paying equity securities, non-convertible debt securities including high yield debt securities (high yield securities are those rated below investment grade, and are subject to greater risk than higher rated securities), mortgage-related securities and asset-backed securities. Such securities may be issued by both U.S. and foreign issuers, and may be denominated in currencies other than the U.S. dollar. As a related matter, the Adviser also proposed that the Fund’s investment restriction and investment policies regarding call options be amended to increase the percentage of the Fund’s assets upon which the Fund may purchase or sell call options (see Proposal 4, below).

The objective of expanding the types of securities in which the Fund may invest is to enhance the potential for yield on the Fund’s portfolio. There can be no assurance, however that the proposed changes in investment objective and policies will be implemented or will achieve this result if implemented.

The approval of this proposal by shareholders will not result in an immediate restructuring of the Fund’s portfolio. Rather, the Adviser would take its expanded authority into account in evaluating future investment opportunities if and when it believes that market conditions are favorable, and then only upon consultation with the Board of Directors. The Adviser would seek to reduce the risks associated with a particular type of security through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

At the meeting of the Board of Directors held on July 1, 2005, the Board considered the Adviser’s recommendations and the reasons for the recommendations, as discussed above, and unanimously approved and recommended for shareholder approval the proposed change to the Fund’s investment objective and policies.

The current investment objective of the Fund is as follows:

The investment objective of the Fund is to seek total investment return comprised of current income and capital appreciation through investment principally in convertible securities and use of certain other investment techniques.

It is proposed that the investment objective of the Fund be amended to provide:

The investment objective of the Fund is to seek total investment return comprised of current income and capital appreciation.

The Fund’s investment policies, in relevant part, are as follows:

The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in convertible securities. Securities obtained upon the conversion of convertible securities may be retained in the Fund’s portfolio to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes during years in which such gains are accorded favorable tax treatment. For temporary periods of not greater than two months after conversion, such securities will be considered to be convertible securities for purposes of computing whether 65% of the Fund’s total assets are invested in convertible securities. The Fund would convert a convertible security which it holds when necessary to permit orderly disposition of the investment when a convertible security reaches maturity or has been called for redemption. Conversion could also occur to facilitate a sale of the position or if the dividend rate on the underlying common stock increased above the yield on the convertible security.

The remainder of the Fund’s total assets may be invested in other securities, including nonconvertible equity and investment grade debt securities, options (as described below), securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements (as described below), and money market securities (as described below). Investment grade debt securities are those rated Baa or higher by Moody’s or BBB or higher by S&P. United States Government agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

The Fund may invest in certain “hybrid securities” consisting of debt obligations with an investment return coupled to the performance of a common stock index, such as the Standard & Poor’s 500 Composite Stock Price Index. Such hybrid securities are usually zero coupon obligations payable at maturity at the higher of (1) face value or (2) face value multiplied by the value of the specified index at maturity and divided by a specified amount which may be 110% to 120% of the value of the index at the date of issue. These hybrid securities will be purchased by the Fund only if the debt obligation is investment grade. In addition to the credit risk of the issuer, the investment is subject to loss of value in the event the index declines. The Fund does not intend to invest more than 5% of its total assets in such hybrid securities.

When business or financial conditions warrant, the Fund may take a temporary “defensive” position by investing up to 100% of its total assets in (1) U.S. Government Securities; (2) money market securities such as certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of banks having total assets of more than $5 billion and which are members of the Federal Deposit Insurance Corporation, and commercial paper rated P-1 by Moody’s or A-l by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa3 or higher by Moody’s or AA- or higher by S&P; (3) other debt securities rated Aa3 or higher by Moody’s or AA- or higher by S&P; and (4) repurchase agreements as described below.

It is proposed that these investment policies be amended to provide:

The Fund may invest in convertible securities, nonconvertible equity securities, investment grade debt securities, high yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities and other securities without limit believed by the Adviser to be consistent with the Fund’s investment objective of total investment return comprised of current income and capital appreciation. Investment grade debt securities are those rated Baa or higher by Moody’s or BBB or higher by S&P. High yield debt securities, sometimes referred to as “junk bonds,” are debt securities rated below investment grade.

Certain risks regarding some of the securities and techniques that the Fund may invest in are discussed in Appendix A. These risks generally include, but are not limited to, credit risk (including the risk of default on principal and interest payments), interest rate risk, and volatility risk, all of which can result in the loss of some or all of the value of your investment.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the amendment of the Fund’s investment objective and policies to expand the types of securities in which the Fund may invest, as provided under Proposal 3. Unmarked proxies will be so voted.

4. AMENDMENT OF THE FUND’S INVESTMENT RESTRICTION AND INVESTMENT POLICY REGARDING CALL OPTIONS TO INCREASE THE PERCENTAGE OF THE FUND’S ASSETS UPON WHICH THE FUND MAY PURCHASE OR SELL CALL OPTIONS

The 1940 Act and certain SEC staff interpretations impose limitations on the Fund’s ability to purchase or sell call options and put options. The Fund currently has a fundamental investment restriction that limits the Fund’s ability to purchase and sell call options and put options. The Board proposes that, in connection with the authority sought in Proposal 3 to expand the ability of the Fund to invest in securities other than convertible securities, the Fund’s investment restriction be amended to give the Fund greater ability to sell covered call options and generate income.

The Fund has adopted as a fundamental investment restriction, which cannot be changed without approval by a majority vote (as defined in the 1940 Act) of the Fund’s shareholders, that:

The Fund will not:

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10. Purchase or sell (write) call options except as described under “Investment Objectives and Policies-Options.”

The Fund has adopted the following limitations as part of its investment policies:

The Fund may from time to time, and to the extent described below, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such common stocks. The Fund may also enter transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange.

The Fund may write call options on up to 5% of its total assets, taken at market value, determined as of the date the options are written.

In addition to writing covered call options, the Fund may invest up to 2% of its total assets, taken at market value, determined as of the date the options are written, in the purchase of put options on common stock that it owns or may acquire through the conversion or exchange of other securities that it owns.

It is proposed that the Fund’s investment restriction with respect to call options be amended to provide:

The Fund will not:

*******

10. Purchase or sell (write) call options except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time.

It is further proposed that the portion of the Investment Policies referred to above be amended to provide:

The Fund may from time to time: (1) write (sell) covered call options on securities that it owns or has an immediate right to acquire through conversion or exchange of other securities that it owns; or (2) purchase listed or over-the-counter put options on such securities. The Fund may also enter into transactions with respect to such options.

Pursuant to the requirements of the 1940 Act and SEC staff interpretations thereunder, the Fund may write call options and put options only if the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Directors, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Directors, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Directors. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Directors equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Directors.

A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by the Fund declines and the convertible security also declines in value, such decline will be offset in part by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the convertible security held by the Fund also increases in value, such increase may be offset in part by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

The Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options is limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs. The authority to purchase put options may allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security, although there is no assurance that the Adviser will engage in such transactions or that such transactions will be available when the Adviser wishes to use them. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

The current investment policy of the Fund places significant limits on the ability of the Fund to write (sell) covered call options. In addition, the current investment policy of the Fund places significant limits on the ability of the Fund to purchase put options. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives, and to provide the Fund greater flexibility in the event of uncertain market environments.

The use of options involves investment risks and transaction costs to which the Fund would not be subject absent the use of options. If the Adviser seeks to protect the Fund against potential adverse movements in the securities, currency or interest rate markets using options, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of options and movements in the prices of the securities or currencies being hedged; (c) the possible absence of a liquid secondary market for any particular instrument at any time; and (d) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. In addition, the writing of covered call options will result in commissions charges to the Fund, which will reduce any potential for the generation of income.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the amendment of the Fund’s investment restriction and investment policies regarding options to increase the percentage of the Fund’s assets upon which the Fund may purchase or sell options, as provided under Proposal 4. Unmarked proxies will be so voted.

5. AMENDMENT TO THE FUND’S INVESTMENT MANAGEMENT AGREEMENT TO PROVIDE THAT FEES PAID UNDER THAT AGREEMENT WILL BE BASED ON ALL MANAGED ASSETS

TCW Investment Management Company (“TCW” or the “Adviser”), a registered investment adviser located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, currently serves as the investment adviser to the Fund pursuant to the terms of an Investment Advisory and Management Agreement (the “Advisory Agreement”). TCW presently serves as investment adviser to investment companies which are registered under the 1940 Act, and to a number of other advisory clients. TCW is a wholly-owned subsidiary of the TCW Group, Inc. (“The TCW Group”), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. The TCW Group is a majority-owned subsidiary of S.G. Asset Management (“SGAM”), 170 Place Henri Regnault, La Defense 6, 92043, Paris La Defense Cedex, France. SGAM is a wholly-owned subsidiary of the Societe Generale Group S.A. As of May 31, 2005, TCW and its affiliated companies had approximately $110 billion under management in various fiduciary and advisory capacities.

The current Directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr. Mr. Larkin, 65, is Vice Chairman of The TCW Group, TCW, and Trust Company of the West. Mr. Stern, 61, is Chairman of TCW, President and Director of The TCW Group, and a Vice Chairman of Trust Company of the West. Mr. Albe, 52, is Executive Vice President and Director of Trust Company of the West, President, Chief Executive Officer, and a Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Larkin and Stern, and The TCW Group, is 865 South Figueroa Street, Los Angeles, California 90017.

TCW has served as investment adviser to the Fund since the Fund’s inception on March 5, 1987. The Fund’s current Advisory Agreement, dated as of July 6, 2001, was approved by the Fund’s shareholders at a meeting held on June 26, 2001. This approval was sought in connection with a “change in control” of TCW pursuant to an acquisition agreement and plan of reorganization providing for the acquisition by SGAM of a 70% interest in The TCW Group over a five year period commencing in 2001. Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at a meeting held on April 28, 2005.

Proposed Amendment to Advisory Agreement

In connection with the decision of the Board of Directors to seek amendment of the Fund’s fundamental investment restriction regarding borrowing, it was determined that, as currently formulated, the language for calculating the fees paid by the Fund to the Adviser might not be broad enough to permit those fees to be based on all the Fund’s assets under management by the Adviser. The current fee formulation provides that fees shall be based on the Fund’s “net assets.” This term would not normally include proceeds of borrowings, even when the proceeds are used for investment purposes. Also, under regulatory interpretations applicable to preparation of the Fund’s financial statements, the term “net assets” would not include assets attributable to senior securities (such as certain preferred stock) that might be redeemed upon an event not under the control of the Fund. These interpretations are intended to clarify that securities of that type should not be included in a company’s financial statements as permanent equity. Although these interpretations do shape the general understanding of the term “net assets,” they do not address the method for calculating fees in contracts such as the Advisory Agreement and they do not require that a fund compute its fees on the basis of a fund’s “net assets,” as that term is currently understood.

In considering this matter, the Board of Directors noted that the proceeds of any borrowings used for investment purposes, as well as the proceeds from the issuance of senior securities (including preferred stock), would increase the amount of Fund assets for which the Adviser would be expected to provide services to the Fund. In addition to being attentive to the various technical concerns in dealing with senior securities and borrowings, the Board of Directors noted that the Adviser would be responsible for identifying additional investment opportunities for the proceeds of these borrowings and securities offerings and for managing the additional investments. The Board of Directors also determined that the original formulation of the fee language in the Advisory Agreement was designed to compensate the Adviser on the basis of the amount of assets as to which it makes investment decisions. The Board of Directors noted that it had determined to seek shareholder approval to permit the Fund to issue senior securities and to broaden the Fund’s authority to borrow. Both of these actions had been determined to be in the best interests of the Fund and the Fund’s shareholders (see Proposal 2). In the view of the Board of Directors, it would not be appropriate to take actions that increase assets which the Adviser is obliged by the Agreement to manage without providing proportional additional compensation. In this regard, the Board of Directors considered that many investment companies that engage in leveraging activity provide for compensation of their investment adviser on the basis of managed assets. In considering this matter, the Independent Directors had the opportunity to consult with counsel to the Independent Directors regarding the proposed amendment to the Advisory Agreement. The Board of Directors, including the Independent Directors voting separately, unanimously determined to recommend that shareholders approve a change in the fee calculation provision of the Advisory Agreement to clarify that fee to the Adviser will be based on all assets under management, including the proceeds of any borrowing used for investment and the proceeds of any issuance of senior securities.

The current fee language in the Advisory Agreement is as follows:

Compensation. As compensation for the services performed, the Fund shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate of three quarters of one percent (.75%) for the first $100,000,000 of the Fund’s average net assets and one half of one percent (.50%) of the Fund’s average net assets in excess of $100,000,000. For the purpose of calculating such fee, the net asset value for a month shall be the average of the Fund’s net asset values as determined on the last business day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated.

The proposed fee language for the Advisory Agreement is as follows:

Compensation. As compensation for the services performed, the Fund shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate of three quarters of one percent (.75%) for the first $100,000,000 of the Fund’s average Managed Assets (as hereinafter defined) and one half of one percent (.50%) of the Fund’s average Managed Assets in excess of $100,000,000. For the purpose of calculating such fee, the value of Managed Assets for a month shall be the average of the values of the Fund’s Managed Assets as determined on the last business day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated. As used in this Agreement, “Managed Assets” shall mean the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage.

If the proposed change in the fee language of the Advisory Agreement had been in effect during the Fund’s most recently completed fiscal year, there would have been no change in the fees paid by the Fund to the Adviser. There will be no change in the fees payable to the Adviser unless or until action is taken that increases the Fund’s assets under management either through borrowing or through the issuance of senior securities. If the amount of the Fund’s assets under management increases either through borrowing or through the issuance of senior securities, this will result in an increase in the amount of the fees payable by the Fund under the Advisory Agreement. However, the net impact on fees would depend on the net increase in Fund assets that would result from those activities, which cannot now be predicted. As indicated above, the terms of the current Advisory Agreement, and the terms of the proposed amendment to the Advisory Agreement, provide for a breakpoint at higher asset levels. Because of this breakpoint, an increase in assets under management will increase the dollar value of fees paid by the Fund under the Advisory Agreement, but would reduce those fees as a percentage of Fund assets, and thus, as a per share cost. To the extent the Fund fails to earn income or gains in an amount that exceeds its financing costs in connection with any leveraging activity plus fees under the Advisory Agreement and other expenses attributable to such leveraging activity, a holder of the Fund’s common shares will indirectly bear fees under the Advisory Agreement in an amount greater than if the Fund did not engage in leveraging activity.

If the amendment to the Advisory Agreement is approved by shareholders of the Fund, all terms of the current Advisory Agreement, other than the provision with respect to advisory fees, will remain in effect.

The Advisory Agreement

Under the terms of the Advisory Agreement, TCW is responsible for making investment decisions and placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by TCW at its discretion. TCW also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

TCW is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of TCW to the Fund are not exclusive under the terms of the Advisory Agreement. TCW is free to, and does, render investment advisory services to others.

Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that TCW generally is not liable to the Fund for any error in judgment, mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW’s duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement may be terminated by the Fund without penalty upon 60 days’ notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares, or upon 90 days’ notice by TCW. The Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

For the fiscal year ended December 31, 2004, TCW received from the Fund $1,627,115 in advisory fees. The advisory fee equaled 0.59% of the Fund’s average net assets for the year. The net assets of the Fund were $258,485,570 on May 31, 2005.

Information about TCW, its principal executive officer and directors, certain of TCW’s other investment company clients, and TCW’s brokerage policies is presented in Appendix C. Messrs. Ellison and Sims, each of whom serve as a Director of the Fund, and Messrs. Albe, Kapoor, Lyon, Larkin, Cahill, Holl, and DeVito and Ms. Lord, each of whom serve as an officer of the Fund, may have an indirect interest in this matter due to their positions with or interest in TCW or its affiliates.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” approval of the amendment to the Advisory Agreement as provided under Proposal 5. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Equity Ownership of Directors

The following table sets forth the equity ownership of the Directors in the Fund as of May 1, 2005. The code for the dollar range of equity securities owned by the Directors is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000. As of May 1, 2005, each Director owned less than 1% of the Fund’s shares of Common Stock.

Name of Director	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Samuel P. Bell	None	C
Richard W. Call	B	B
Matthew K. Fong	None	D
John A. Gavin	None	D
Patrick C. Haden	B	D
Charles A. Parker	B	C

Interested Directors
Ernest O. Ellison	C	D
Robert G. Sims	B	B

Fund Committees

The Fund has a standing Nominating Committee, Audit Committee and Executive Committee. The Nominating Committee and Audit Committee are composed entirely of Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating Committee

The Fund’s Board of Directors has appointed a Nominating Committee. The Nominating Committee, consisting entirely of Independent Directors, makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee periodically reviews Director compensation and recommends any appropriate changes to the Board as a group. The Nominating Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker.

The Board of Directors has adopted a Directors Nominating and Qualification Charter (“Nominating Committee Charter”), a copy of which was last included in the Fund’s proxy statement for the annual meeting of shareholders for 2004.

The Nominating Committee will consider potential Director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the Director qualification requirements provided in the Nominating Committee Charter; are not “interested persons” of the Fund within the meaning of the 1940 Act; and are “independent” as defined in the NYSE listing standards. Before 2004, the Nominating Committee did not have a formal process for the submission of potential candidates by shareholders except as part of a shareholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”).

For potential Director nominees recommended by shareholders, these requirements are as follows:

(a)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)	The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

The nominating shareholder or shareholder group must meet the following requirements:

(a)

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating Committee Charter).

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by March 16, 2006, the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for its 2006 Annual Meeting.

Shareholders recommending potential Director candidates must substantiate compliance with these requirements at the time of submitting their proposed Director candidates to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should provide: (i) the shareholder’s contact information; (ii) the Director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the Director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, and to serve as Director if so elected.

The Nominating Committee identifies prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Nominating Committee Charter provides minimum qualifications for Fund Directors which include expertise, experience or relationships that are relevant to the Fund’s business, and educational qualifications. The Nominating Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating Committee meets at least annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s April meeting. Each of the nominees included in this Proxy Statement currently serves on the Board of Directors of the Fund.

No nominee recommendations have been received from shareholders for the 2005 Annual Meeting. The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Audit Committee

The Fund’s Board of Directors has appointed an Audit Committee and has adopted a written charter for the Fund’s Audit Committee, a copy of which was last included in the Fund’s Proxy Statement for the annual meeting of shareholders for 2004. The purposes of the Audit Committee are set forth in the Audit Committee

Charter. In brief, the role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The members of the Audit Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker, each of which is an Independent Director.

Executive Committee

The Fund’s Board of Directors has appointed an Executive Committee. The purpose of the Executive Committee is to provide for the exercise certain powers of the Board of Directors in extraordinary circumstances where a meeting of the full Board of Directors is not practicable. The members of the Executive Committee are Messrs. Richard W. Call, Ernest O. Ellison and Patrick C. Haden.

Board and Committee Meetings in Fiscal 2004

During the Fund’s fiscal year ended December 31, 2004, the Board of Directors held four regular meetings, two special meetings, one Executive Committee meeting, four Audit Committee meetings, and one Nominating Committee meeting. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Nominating Committee, Audit Committee or Executive Committee, the total number of meetings held by such Committee.

Communications with the Board of Directors

Shareholders may address correspondence to the Board of Directors as a whole or to individual Directors relating to the Fund to the attention of the Fund’s Secretary at TCW Convertible Securities Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Fund has no formal policy regarding Directors’ attendance at shareholder meetings, typically, each Director of the Fund attends the Annual Meeting. At the Fund’s 2004 annual meeting held on July 13, 2004, all Directors were present.

Compensation for Directors

The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Fund.

The following table illustrates the compensation paid to the Fund’s Independent Directors for the calendar year ended December 31, 2004 by the Fund and the aggregate compensation paid to the Fund’s Independent Directors by the Fund and TCW Galileo Funds, Inc. for the same period. The compensation paid by TCW Galileo Funds, Inc. is included solely because the Adviser also serves as investment adviser to that fund. The

Independent Directors do not receive any pension or retirement benefits from the Fund or TCW Galileo Funds, Inc. The Interested Directors are omitted from this table because they receive no compensation from the Fund or TCW Galileo Funds, Inc.

Name of Independent Director	Aggregate Compensation from the Fund	Aggregate Compensation from TCW Galileo Funds, Inc. and the Fund

Samuel P. Bell	$11,250	$73,250

Richard W. Call	11,750	63,750

Matthew K. Fong	11,250	63,250

John A. Gavin	11,250	63,250

Patrick C. Haden	11,750	78,750

Charles A. Parker	11,250	63,250

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2004, its Reporting Persons complied with all applicable filing requirements.

Executive Officers of the Fund

The following information relates to the executive officers of the Fund who are not Directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

Name and Position with the Fund	Principal Occupation During Past Five Years	Age	Officer Since
Alvin R. Albe, Jr. President and Chief Executive Officer	President, Chief Executive Officer, and Director, the Adviser; Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc.; President and Chief Executive Officer, TCW Galileo Funds, Inc.	52	1998

Mohan Kapoor Senior Vice President	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.	37	2003

Thomas E. Larkin, Jr. Senior Vice President	Vice Chairman, The TCW Group, Inc., the Adviser, TCW Asset Management Company and Trust Company of the West.	65	1989

Thomas D. Lyon Senior Vice President	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.	46	1998

Hilary G. D. Lord Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Adviser, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President and Chief Compliance Officer, TCW Galileo Funds, Inc.	48	1988

Philip K. Holl Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Adviser, TCW Asset Management Company and Trust Company of the West; Secretary and Associate General Counsel, TCW Galileo Funds, Inc.	55	1994

Michael E. Cahill Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Adviser, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President, General Counsel and Assistant Secretary, TCW Galileo Funds, Inc.	54	1992

David S. DeVito Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Adviser, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Treasurer and Chief Financial Officer, TCW Galileo Funds, Inc.	42	2001

George N. Winn	Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the West.	36	2001

Accounting Matters

The Board of Directors (including a majority of Independent Directors) has selected Deloitte & Touche LLP (“Deloitte”) as independent auditors for the Fund for the fiscal year ending December 31, 2005. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. It is expected that a representative of Deloitte will be present at the annual meeting of shareholders and that shareholders will have the opportunity to ask questions of the representative.

Audit Committee Report

The Audit Committee of the Board of Directors normally meets at least annually during each full fiscal year with the Fund’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Fund’s independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independent auditors’ independence.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board of Directors has determined that Samuel P. Bell qualifies as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2004. The members of the Audit Committee, Messrs. Bell, Call, Fong, Gavin, Haden, and Parker, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$37,275	$0.00	$6,027	$0.00
2004	$37,960	$0.00	$4,350	$0.00

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

No non-audit fees were billed by Deloitte to the Adviser. In addition, Deloitte did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the auditor for each fiscal year, and a majority of the Fund’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and permissible non-audit services for the Fund’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2004, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

The Audit Committee has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

OTHER MATTERS

The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

Proposal 1-Election of Directors. A plurality of the votes cast at the meeting is required to elect each of the Directors.

Proposals 2, 3, 4 and 5. The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve each of Proposals 2, 3, 4 and 5. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.

For purposes of the election of Directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on Proposal 1 will be voted “For” that proposal. An abstention as to Proposals 2, 3, 4 or 5 will be treated as present and will have the effect of a vote “against” that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be treated as present and will not be voted with respect to each of Proposals 2, 3, 4 and 5 and will have the effect of a vote against each of Proposals 2, 3, 4 and 5.

Other Information

Investment Adviser:	TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017.

Administrator:	Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2006 Annual Meeting of Shareholders must be received by March 16, 2006, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2006 Annual Meeting of Shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal between April 17, 2006 and May 15, 2006. The persons named as proxies for the 2005 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by August 8, 2005. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Adjournment

The vote required to adjourn the Meeting is a majority of all the votes cast on the matter by stockholders entitled to vote at the Meeting who are present in person or by proxy. If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may, with respect to that proposal, adjourn the Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and broker non-votes and abstentions will not be voted either for or against the adjournment.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

July 25, 2005

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the year ended December 31, 2004 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

APPENDIX A

Certain risks of securities in which the Fund may invest are set forth below. The following discussion is not exhaustive, and the securities discussed below may give rise to risks that are not discussed. In addition, the Fund may from time to time invest in other types of securities that may or may not have risks similar to those discussed below.

Debt Securities

The Fund will invest in debt securities. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet its obligations for the payment of interest and principal when due. As discussed below, the Fund may invest in lower-quality debt securities.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).

The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

High Yield Debt Securities (“Junk Bonds”)

Securities rated lower than Baa by Moody’s Investor’s Service, Inc. (“Moody’s”) or lower than BBB by S&P Standard & Poor’s Corporation (“S&P”) are sometimes referred to as “high yield” or “junk” bonds. Appendix B contains a description of Moody’s and S&P ratings. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund’s investment objective may, to the extent of its investments in high yield securities, and depend more heavily on the Adviser’s credit analysis than would be the case if the Fund were investing in higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and could result in a higher probability of default by issuers of high yield securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund’s shares and the shares’ market price. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Mortgage-related Securities

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

Asset Backed Securities

Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. The Fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. The Fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan services to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Options

The Fund’s current policies permit it, from time to time, and to the extent described below, (1) write (sell) covered call options on securities that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such securities. The Fund may also enter transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a “regulated investment company” may limit the degree to which the Fund may utilize option strategies.

Many currently traded convertible securities are convertible into common stocks against which listed call options may be written. A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may only write “covered” call options, that is, options on common stock that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio.

The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the common stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by the Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the convertible security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

In addition to writing covered call options, the Fund may invest in the purchase of put options on common stock that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

The Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The authority to purchase put options may allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security, although there is no assurance that the Adviser will engage in such transactions or that such transactions will be available when the Adviser wishes to use them. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Dividend Paying Equity Securities

The Fund may invest in the common stock of companies that pay dividends in order to seek to increase the income of the Fund. Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

The equities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities.

Foreign (Non-U.S.) and Emerging Markets Securities

A fund that invests in foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation, or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area like Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Many emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investment.

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, to the extent the Fund invests in foreign currency-denominated securities, adverse currency movements may reduce the returns of the Fund.

APPENDIX B

Description of Moody’s Investors Service, Inc. (“Moody’s”) and

Standard & Poor’s Corporation (“S&P”) senior securities ratings

Moody’s:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

AAA—Debt rated AAA has the higher rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest any repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest repayment of principal. In the event of adverse business financial, or economic conditions, it is not likely to have capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C—The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Preferred Stock Ratings:

Both Moody’s and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody’s preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks the relative quality distinctions are comparable to those described above for corporate bonds.

APPENDIX C

Information About TCW Investment Management Company (“TCW”)

The address of TCW is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

TCW’s directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name Length of Service	Position and Principal Occupation
Alvin R. Albe, Jr 1991-Present	TCW Investment Management Company—Director, President and Chief Executive Officer; The TCW Group, Inc.—Executive Vice President; Trust Company of the West—Director and Executive Vice President; TCW Asset Management Company—Director and Executive Vice President; TCW Convertible Securities Fund, Inc.—President and Chief Executive Officer; TCW Galileo Funds, Inc.—President and Chief Executive Officer

Robert D. Beyer 1995-Present	TCW Investment Management Company—Executive Vice President and Chief Investment Officer; The TCW Group, Inc.—Executive Vice President and Chief Investment Officer; Trust Company of the West—Director and President; TCW Asset Management Company—Director, Executive Vice President and Chief Investment Officer

Michael E. Cahill 1991-Present	TCW Investment Management Company—Group Managing Director, General Counsel and Secretary; The TCW Group, Inc.—Group Managing Director, General Counsel and Secretary; Trust Company of the West—Group Managing Director, General Counsel and Secretary; TCW Asset Management Company—Director, Group Managing Director, Chief Legal Officer and Secretary; TCW Convertible Securities Fund, Inc.—General Counsel and Assistant Secretary; TCW Galileo Funds, Inc.—Senior Vice President, General Counsel and Assistant Secretary

David S. DeVito 1993-Present	TCW Investment Management Company—Managing Director and Chief Financial Officer; The TCW Group, Inc.—Managing Director and Chief Financial Officer; Trust Company of the West—Managing Director and Chief Financial Officer; TCW Asset Management Company—Managing Director and Chief Financial Officer

Thomas E. Larkin, Jr. 1977-Present	TCW Investment Management Company—Director and Vice Chairman; The TCW Group, Inc.—Director and Vice Chairman; Trust Company of the West—Director and Vice Chairman; TCW Asset Management Company—Director and Vice Chairman; TCW Convertible Securities Fund, Inc.—Senior Vice President; TCW Galileo Funds, Inc.—Director and Vice Chairman

Name Length of Service	Position and Principal Occupation
Hilary G.D. Lord 1987-Present	TCW Investment Management Company—Managing Director and Chief Compliance Officer; The TCW Group, Inc.—Managing Director and Chief Compliance Officer; Trust Company of the West—Managing Director and Chief Compliance Officer; TCW Asset Management Company—Managing Director and Chief Compliance Officer; TCW Convertible Securities Fund, Inc.—Senior Vice President and Chief Compliance Officer; TCW Galileo Funds, Inc.—Senior Vice President and Chief Compliance Officer

William C. Sonneborn 1998-Present	TCW Investment Management Company—Executive Vice President and Chief Operating Officer; The TCW Group, Inc.—Executive Vice President and Chief Operating Officer; Trust Company of the West—Executive Vice President and Chief Operating Officer; TCW Asset Management Company—Director, Executive Vice President and Chief Operating Officer

Marc I. Stern 1992-Present	TCW Investment Management Company—Director and Chairman; The TCW Group, Inc.—Director and President; Trust Company of the West—Director and Vice Chairman; TCW Asset Management Company—Director and Vice Chairman; TCW Galileo Funds, Inc.—Director; Qualcomm, Inc.—Board Member

Other Investment Company Clients

TCW also serves as investment adviser to other investment companies, including two, as set forth below, with an investment objective substantially similar to the Fund (i.e., total investment return comprised of current income and capital appreciation). Each fund listed below is a series of TCW Galileo Funds, Inc. (“Galileo Funds”).

Name of Fund	Advisory Fee Rate	Approximate Assets (in millions as of 05/31/05)
Convertible Securities Fund	Annual rate of 0.75% of average daily net assets	$23.5
Emerging Markets Income Fund	Annual rate of 0.75% of average daily net assets	$64

With respect to the Galileo Funds, TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund’s ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

Brokerage Policies

Subject to policies established by the Board of Directors of the Fund, TCW is responsible for the placement of the Fund’s portfolio transactions and the allocation of the brokerage.

In selecting broker-dealers TCW seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, TCW may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if TCW first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. TCW may select broker-dealers in which other of its clients or clients of its affiliates, and indirectly TCW or its affiliates, have some financial interest.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. Research services also includes advice from broker dealers as to the value of securities; availability of securities, buyers and sellers; recommendations as to purchase and sale of individual securities and timing of said transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices that include underwriting fees.

TCW maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services that TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

When the Fund and one or more of the other advisory accounts managed by TCW or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner that TCW believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

TCW Convertible Securities Fund, Inc.

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, on Thursday, September 29, 2005, at 9:00 A.M., Pacific Daylight Time.

The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Company. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

TCW CONVERTIBLE SECURITIES FUND, INC.

P.O. BOX 11459

NEW YORK, N.Y. 10203-0459

This proxy is being solicited by the Board of Directors, which recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5, each as more fully described in the proxy statement.

(1) Election of Directors	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐

Nominees: Ernest O. Ellison, Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker, Robert G. Sims.

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

(2)	Amendment of the Fund’s investment restriction regarding borrowing and issuing senior securities	☐	☐	☐

(3)	Amendment of the Fund’s investment objective and policies to expand the types of securities in which the Fund may invest to include any securities believed by the Adviser to be consistent with the Fund’s investment objective	☐	☐	☐

(4)	Amendment of the Fund’s investment restriction and investment policy regarding options	☐	☐	☐

(5)	Amendment of the Fund’s investment management agreement to provide that fees paid thereunder will be based on all managed assets	☐	☐	☐

Every properly signed Proxy will be voted in the manner specified above. It this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” each of nominees for Director in Proposal 1, “For” Proposals 2, 3, 4 and 5, and in the discretion of the Proxy holder on any other business that may properly come before the meeting or any adjournment or postponement thereof.

Change	of Address and/or Comments Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated             , 2005

Sign here exactly as name(s) appear(s) on left

Votes must be indicated (X) in Black or Blue ink.    ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.